UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

MODERN MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38092	47-1277598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3414 Peachtree Road, Suite 480
Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 443-1182

1180 Peachtree Street N.E., Suite 2400, Atlanta, GA 30309

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 7.01 Regulation FD Disclosure.

Effective as of October 31, 2018, the Company signed a non-binding letter of intent with a private company that sets forth the preliminary terms and conditions of a potential business combination. As a result, pursuant to the provisions of the Company’s seconded amended and restated certificate of incorporation, the Company has until February 17, 2019 to consummate its business combination. There can be no assurance that the parties will enter into definitive agreements or that the parties will consummate the transactions contemplated by the non-binding letter of intent. If the Company does not consummate a business combination on or before February 17, 2019, it would distribute the proceeds held in trust to its shareholders in accordance with its amended and restated certificate of incorporation.

Information Concerning Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “would,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to the Company as of the date of this report, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of factors, including the Company’s ability to enter into definitive agreements relating to, or to complete, the business combination contemplated by the non-binding letter of intent described above; and other risks and uncertainties set forth in our reports filed with the Securities and Exchange Commission from time to time. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MEDIA ACQUISITION CORP.

Date: November 1, 2018	By:	/s/ Lewis W. Dickey, Jr.
Name: Lewis W. Dickey, Jr. Title: President and Chief Executive Officer